                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Wilbur H. Gantz and Alan R. Meyer, or any one of them, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place, and stead, in any and all capacities, to sign any and all pre- or post-effective amendments to this Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their, his/her substitutes, may lawfully do or cause to be done by virtue hereof.

      SIGNATURE                                TITLE                            DATE
      ---------                                -----                            ----
/s/ Wilbur H. Gantz              Chairman, Chief Executive Officer,        August 26, 1999
------------------------
Wilbur H. Gantz                  President and Director
                                 (Principal Executive Officer)

/s/ Alan R. Meyer                Executive Vice President, Chief           August 26, 1999
------------------------
Alan R. Meyer                    Financial Officer and Director
                                 (Principal Financial and
                                 Accounting Officer)

/s/ John Gordon                  Director                                  August 26, 1999
------------------------
John Gordon

/s/ Elizabeth M. Greetham        Director                                  August 26, 1999
--------------------------
Elizabeth M. Greetham

/s/ Michael J. Montgomery        Director                                  August 26, 1999
---------------------------
Michael J. Montgomery

/s/ Arthur W. Nienhuis           Director                                  September 6, 1999
---------------------------
Arthur W. Nienhuis

/s/ Talat M. Othman              Director                                  August 26, 1999
---------------------------
Talat M. Othman

/s/ Eugene L. Step               Director                                  August 26, 1999
---------------------------
Eugene L. Step

/s/ James R. Tobin               Director                                  August 26, 1999
---------------------------
James R. Tobin

/s/ Fred Wilpon                  Director                                  September 2, 1999
---------------------------
Fred Wilpon